UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEONODE INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEONODE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2024

Stockholders of Neonode Inc.:

Notice is hereby given that the 2024 Annual Meeting of Stockholders of Neonode Inc., a Delaware corporation (“Neonode”), will be held on Tuesday, June 11, 2024 at 3:00 p.m. local time at Neonode’s principal executive office located at Karlavägen 100, 115 26 Stockholm, Sweden, to conduct the following business:

1.      To elect one Class I director to serve on the Board of Directors of Neonode until the 2027 Annual Meeting of Stockholders or until such persons’ successors are duly elected and qualified, or until earlier death, resignation, or removal;

2.      To ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on an advisory basis, the compensation of Neonode’s named executive officers;

4.      To approve, on an advisory basis, the frequency of the advisory vote on the compensation of Neonode’s named executive officers; and

5.      To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The record date for the 2024 Annual Meeting of Stockholders is April 22, 2024. Only stockholders of record, or their proxies, at the close of business on that date may vote at the 2024 Annual Meeting of Stockholders or any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ Fredrik Nihlén
Fredrik Nihlén
Interim President and Chief Executive Officer and Chief Financial Officer

April 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on Tuesday, June 11, 2024:

This notice, the proxy statement, the proxy card, and Neonode’s annual report on Form 10-K are available at http://www.astproxyportal.com/ast/22427.

i

NEONODE INC.

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING

This proxy statement is furnished by and on behalf of the Board of Directors of Neonode Inc., a Delaware corporation (“we”, “us”, “our”, “company,” or “Neonode”), in connection with the 2024 Annual Meeting of Stockholders of Neonode (the “2024 Annual Meeting”).

The 2024 Annual Meeting will be held on Tuesday, June 11, 2024 at 3:00 p.m. local time at Neonode’s principal executive office located at Karlavägen 100, 115 26 Stockholm, Sweden.

As always, we encourage you to vote your shares prior to the 2024 Annual Meeting.

This proxy statement and accompanying materials are first being made available to stockholders on approximately April 26, 2024.

Questions and Answers About the 2024 Annual Meeting

What is the purpose of the 2024 Annual Meeting?

At the 2024 Annual Meeting, stockholders will be asked to:

•        elect one Class I director to Neonode’s Board of Directors for a term of three years;

•        ratify the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•        hold an advisory vote on the compensation of Neonode’s named executive officers (the “say-on-pay” vote); and

•        hold an advisory vote on the frequency of the advisory vote on the compensation of Neonode’s named executive officers (the “say-on-frequency” vote).

Stockholders may also be asked to act on any other business that may properly come before the meeting. Members of our management will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the 2024 Annual Meeting is April 22, 2024. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. As of the record date, 15,359,481 shares of our common stock were issued and outstanding.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder is listed as a stockholder on the share register of our company. Shares held in “street name” are held of record in the name of a brokerage firm or bank as a nominee for the benefit of another person.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a broker or bank, you are considered the beneficial owner of shares held in “street name”. If your shares are held in street name, proxy materials should be forwarded to you by the record holder if it is a broker or bank along with a voting instruction form. As the beneficial owner, you may direct your broker or bank record holder how to vote your shares, and your broker or bank is required to vote your shares in accordance with your instructions.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares of the Company eligible to vote are represented in person or by proxy at the meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank, or other nominee record holder) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Who can attend the 2024 Annual Meeting?

All of our stockholders of record as of the close of business on April 22, 2024 may attend the 2024 Annual Meeting. “Street name” holders also are invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or bank.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or a majority of the outstanding shares entitled to vote represented at the meeting may adjourn the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date.

Can I change my vote after I submit my proxy?

If you are a record holder of shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted at the meeting:

•        by signing and delivering another proxy with a later date;

•        by giving written notice of such revocation to our corporation secretary prior to or at the meeting; or

•        by voting in person at the meeting.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the proxy holder(s) will vote in accordance with the recommendations of the Board of Directors.

How are votes counted?

Votes will be counted by the inspector of election appointed for the 2024 Annual Meeting, who will separately count “for” and “against” votes, abstentions, and broker non-votes.

What is an abstention?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal, other than the election of directors (the choices for election of directors are limited to “For” or “Withhold”).

How will abstentions be treated?

Under our Bylaws, abstentions are excluded from the votes cast, so they will not be counted for or against a proposal.

What is a broker non-vote?

If you are a “street name” beneficial owner but do not provide voting instructions to your broker record holder, then under applicable rules your broker may only exercise discretionary authority to vote on routine matters. Of the items described in this proxy statement, it is our understanding that only Proposal 2 will be considered a routine matter. By contrast, a broker may not exercise discretionary authority to vote on non-routine matters. This lack of discretionary authority is called a “broker non-vote.” It is our understanding that Proposals 1, 3, and 4 will be treated as non-routine matters.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not considered entitled to vote on that matter.

What are the recommendations of the Board of Directors?

The Board of Directors recommends that you vote:

•        FOR the election to the Board of Directors of the Class I nominee named in this proxy statement;

•        FOR the ratification of KMJ Corbin and Company LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024;

•        FOR the approval, on an advisory basis, of the compensation of the named executive officers; and.

•        FOR the approval, on an advisory basis, of the frequency of the advisory vote on the compensation of the named executive officers.

How many votes are required to elect the director nominee?

The affirmative vote of a plurality of the shares cast at the 2024 Annual Meeting is required to elect the Class I director pursuant to Proposal 1. This means that the nominee who receives more affirmative votes than any other person will be elected the Class I director.

How many votes are required to ratify the appointment of our independent registered public accounting firm?

The affirmative vote by the shares constituting a majority of the votes cast at the 2024 Annual Meeting is required to ratify Proposal 2.

How many votes are required for the say-on-pay vote?

Proposal 3 is a non-binding advisory vote. The affirmative vote by the shares constituting a majority of the votes cast at the 2024 Annual Meeting is required to approve Proposal 3.

How many votes are required for the say-on-frequency vote?

Proposal 4 is a non-binding advisory vote. The frequency chosen by shares cast at the 2024 Annual Meeting on Proposal 4 will represent the preference of stockholders.

Will any other business be conducted at the 2024 Annual Meeting?

We know of no other matter that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holder(s) will vote your shares in accordance with the recommendations of the Board of Directors or otherwise at the discretion of the proxy holder(s).

Where can I find the voting results of the 2024 Annual Meeting?

We intend to announce preliminary voting results at the 2024 Annual Meeting and file final results in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days of the meeting.

Proxy Solicitation

We will bear the entire cost of this proxy solicitation. Our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile, internet or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, banks, custodians, and other fiduciaries for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

We are using the “Notice and Access” method of posting the proxy materials online instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including this proxy statement and our annual report, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, a Notice and Access card, which has been mailed to our stockholders of record, provides instructions regarding how you may access or request all of the proxy materials by telephone, e-mail, or online, as applicable. The Notice and Access card also instructs you how to submit your proxy via the mail or online. If you prefer to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

If your shares are held by a brokerage firm or bank on your behalf in “street name”, you as beneficial owner should receive a Notice and Access card that instructs you how to provide your broker or bank with voting instructions for your shares. Most brokers and banks enable beneficial owners to provide voting instructions via the mail, online, or other means.

It is important that your shares be represented at the 2024 Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, please complete a proxy as promptly as possible so that your shares will be voted at the 2024 Annual Meeting.
This will not limit your right to vote in person or to attend the meeting.

PROPOSAL 1 — ELECTION OF CLASS I DIRECTOR

One person will be elected at the 2024 Annual Meeting to serve as a Class I director of the Board of Directors. The elected Class I director is expected to serve until the 2027 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified, or until their earlier death, resignation, or removal.

The Board of Directors has nominated Cecilia Edström for reelection as the Class I director of the Board of Directors.

Mrs. Edström has expressed their willingness to continue to serve as a member of the Board of Directors. If she becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares represented by proxy may (unless such proxy contains instructions to the contrary) be voted for a substitute nominee chosen by the Board of Directors or the number of directors constituting the Board of Directors may be reduced in accordance with the Company’s certificate of incorporation and bylaws.

Biographical information about Mrs. Edström is provided under “Nominee and Continuing Directors” in the “Board Matters and Corporate Governance” section below.

Required Vote and Recommendation

Directors are elected by a plurality of the votes of the holders of common stock present in person or by proxy and entitled to vote at the meeting. Provided a quorum is present, the nominee receiving the highest number of affirmative votes will be elected as the Class I director.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” the nominee of the Board of Directors unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the election of the Board of Directors’ nominee for the Class I director.

BOARD MATTERS AND CORPORATE GOVERNANCE

Composition of the Board of Directors

In accordance with the Restated Certificate of Incorporation of Neonode Inc., as amended (our “Certificate of Incorporation”), the Board of Directors exclusively determines the number of directors that compose the Board of Directors. By resolution, the Board of Directors has fixed the size of the Board of Directors at four members currently.

The Board of Directors is divided into three classes in accordance with our Certificate of Incorporation. Each class has a three-year term. Currently, one member of the Board of Directors serves in Class I, one member serves in Class II, and two members serve in Class III.

Our Certificate of Incorporation provides that any vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class may serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified.

Nominee and Continuing Directors

The identities and biographies of each nominee and continuing member to the three classes of the Board of Directors serving staggered, three-year terms are as follows:

Class I Director for Election at the 2024 Annual Meeting

Cecilia Edström, age 58, has served as a director of the Company since May 2022. She currently serves as a board member of A3P Biomedical, BioArctic AB and Flerie Invest AB, as well acting CFO of A3P Biomedical AB. She has extensive experience in operations and executive management positions as well as board experience across several industries. She previously was a member of the board of Bactiguard, a Swedish company with a focus on infection prevention, and prior to that held various roles in the company, including Chief Executive Officer and Chief Financial Officer with responsibility for business development. She has a B.Sc. from Stockholm School of Economics.

The Board of Directors has concluded that Mrs. Edström should serve as director because of her extensive experience in operations and executive management positions and her board experience across several industries.

Class II Director Continuing in Office with Term Expiring at the 2025 Annual Meeting

Ulf Rosberg, age 58, has served as a director since September 2017. Mr. Rosberg currently serves as Chief Executive Officer of UMR Invest AB, a private holding company, and as Chairman of Payair Technologies AB. He previously served in various leadership positions at Nordic Capital AB from 1994 until June 2017, including as investment manager, director, partner, and most recently as senior advisor since 2012. Prior to joining Nordic Capital, Mr. Rosberg held corporate finance positions with SEB Investment Banking and Leimdörfer & Partners.

The Board of Directors has concluded that Mr. Rosberg should serve as director because of his investment and financial experience, his significant ownership position in our company, and his service to our company as Chairman of the Board of Directors.

Class III Directors Continuing in Office with Term Expiring at the 2026 Annual Meeting

Peter Lindell, age 69, has served as a director since June 2019. Mr. Lindell currently serves as Chairman and a board member for several companies where he also is an owner. He is Chief Executive Officer of Cidro Holding, a private holding company, and Chairman of Rite Internet Ventures Holding, Innohome Group OY and Acervo AB. He is also a board member of Frank Dandy Holding AB and Storevision Holding AB. Mr. Lindell has worked in the private equity market for more than twenty years as an investor and board member. He previously worked in the information technology and computer industry in various management positions.

The Board of Directors has concluded that Mr. Lindell should serve as director because of his board experience, understanding of the private equity markets, and his significant ownership position in our company.

Per Löfgren, age 59, has served as a director since August 2014. Since 2017, Mr. Löfgren has served as Vice President, Chief Financial Officer for Segment Networks of Telefonaktiebolaget LM Ericsson (“Ericsson”). Ericsson is global telecommunications company listed on Nasdaq Nordic. Mr. Löfgren also has held the position of President of Ericsson AB since January 2015. From January 2015 to May 2017, he served as Vice President, Global Sales and Chief Financial Officer for Segment Global Services of Ericsson. From February 2011 to December 2014, he served as Vice President and Chief Financial Officer of Ericsson North America. Prior to 2011, he served in various Ericsson business units globally as a division chief financial officer, sales, and other management positions.

The Board of Directors has concluded that Mr. Löfgren should serve as director because of his qualification as an audit committee financial expert, his general financial and business knowledge, and his thirty years of experience in the communications and technology industry.

Leadership of the Board of Directors

The business of our company is managed under the direction of the Board of Directors, which is elected by our stockholders. The basic responsibility of the Board of Directors is to lead our company by exercising business judgment to act in what each director reasonably believes to be the best interests of our company and its stockholders. Leadership is important to facilitate the ability of the Board to act effectively as a working group so that our company and its performance may benefit. The Board of Directors does not have a lead independent director. The Board of Directors has chosen to separate the positions of chief executive officer and chairman. Mr. Rosberg serves as Chairman of the Board of Directors. The Board of Directors believes that it is appropriate to have one individual responsible for our company’s operational aspects and a second individual responsible for our company’s strategic aspects.

Director Independence

The Board of Directors has determined that each of the members of the Board of Directors is an independent director within the meaning of the applicable Nasdaq Stock Market rules.

Committees of the Board of Directors

The Board of Directors has established two committees: the Audit Committee and the Compensation, Nomination and Governance Committee (the “CNG Committee”).

In 2023, the Audit Committee met 5 times and the CNG Committee met 2 times. In addition, the independent directors of the Board of Directors regularly meet in executive sessions.

The Board of Directors has adopted written charters for each of the Audit Committee and the CNG Committee. Copies of the Audit Committee Charter and the CNG Committee Charter are available on our website at https://neonode.com/about-us/charters-and-policies/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement. Each of the committees has the authority under its respective charter to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board of Directors has determined that each of our current directors, meet the applicable SEC and Nasdaq rules and regulations regarding “independence” and is able to exercise independent judgment with respect to our company. The Board of Directors also has determined that each director on the respective committee meets the independence requirements of each charter of the Audit Committee and CNG Committee.

Audit Committee

The current members of the Audit Committee are Per Löfgren, Peter Lindell, and Ulf Rosberg. Mr. Löfgren is Chairman of the Audit Committee. The Board of Directors has determined that Mr. Löfgren qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), oversees our corporate accounting and financial reporting process, the audits of our financial statements, and the integrity of financial reports and other financial information we provide to the government and the public. The Audit Committee’s authority and responsibilities are specified in its charter and include:

•        determining whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•        reviewing and approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•        discussing with management and with the independent registered public accounting firm the results of the annual audit and the results of the quarterly financial statements;

•        reviewing the financial statements to be included in the Annual Report on Form 10-K;

•        conferring with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; and

•        establishing procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compensation, Nomination and Governance Committee.

The current members of the CNG Committee are Cecilia Edström, Peter Lindell and Ulf Rosberg. Mrs. Edström is Chairman of the CNG Committee.

The CNG Committee reviews all components of executive officer and director compensation and assists the Board of Directors on matters relating to the identification, selection, and qualification of directors and overseeing and making recommendations regarding corporate governance matters. The CNG Committee’s authority and responsibilities are specified in its charter and include:

•        reviewing and approving the compensation and other terms of employment of the chief executive officer;

•        reviewing and approving corporate performance objectives and goals relevant to the compensation of the chief executive officer;

•        reviewing and approving the compensation and other terms of employment of the other executive officers;

•        administering and reviewing incentive-based or equity compensation plans of the executive officers and other employees;

•        developing and recommending to the Board of Directors criteria for selecting qualified director candidates;

•        identifying individuals qualified to become members of the Board of Directors;

•        evaluating and selecting, or recommending to the Board of Directors, director nominees for each election of directors;

•        considering committee member qualifications, appointment, and removal;

•        recommending codes of conduct and codes of ethics applicable to our company; and

•        providing oversight in the evaluation of the Board of Directors and each committee.

Compensation Function

The CNG Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as various compensation policy issues throughout the year. For executives other than the chief executive officer, the CNG Committee receives and considers performance evaluations and compensation recommendations submitted to the CNG Committee by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the CNG Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the CNG Committee typically is determined by its chairman, with the assistance of the chief executive officer and chief financial officer. For equity grants, the CNG Committee generally selects an exercise price that is not less than the closing price of shares of our common stock on The Nasdaq Capital Market on the grant date.

To perform its duties, the CNG Committee has the authority to retain or terminate any consulting firm used to evaluate director or executive compensation, and to determine and approve the terms, costs and fees for such engagements. The CNG Committee did not retain such a consultant in 2023 and has not engaged such a consultant for 2024.

Nominating and Governance Function

The CNG Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and possessing personal integrity and ethics. The CNG Committee also considers factors such as whether a candidate possesses relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of our company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment, and has the commitment to rigorously represent the long-term interests of our stockholders. The CNG Committee retains the right to modify these qualifications from time to time.

The CNG Committee does not have a specific policy with respect to the consideration of diversity in identifying director nominees. Candidates are reviewed in the context of the current composition of the Board of Directors and whether it reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The CNG Committee seeks to have a Board of Directors with a diversity of background and experience.

Board Diversity Matrix (As of April 22, 2024)
Total Number of Directors:	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	2	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

In the case of an incumbent director whose term of office is set to expire, the CNG Committee reviews the director’s overall service to our company during his or her term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the director’s independence or judgment. In the case of new director candidates, the CNG Committee determines whether the candidate will be independent pursuant to applicable SEC and Nasdaq rules and regulations. The CNG Committee may conduct appropriate and necessary inquiries into the backgrounds and qualifications of current or possible nominees. To date, the CNG Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The CNG Committee will consider director candidates recommended by stockholders. The CNG Committee does not intend to alter the manner in which it evaluates a candidate as described above for nominees based on whether the candidate was recommended by a stockholder.

On March 8, 2023, the Board of Directors amended and restated our Bylaws in order to, among other things, (i) address the universal proxy rules recently adopted by the SEC, by clarifying that no person may solicit proxies in support of a director nominee other than the Board of Directors’ nominees unless such person has complied with Rule 14a-19 under the Exchange Act, including applicable notice and solicitation requirements, and (ii) modify the advance notice bylaws to (a) require that any stockholder seeking to nominate persons for election to the Board of Directors or to present other business for consideration at a meeting of stockholders must be a stockholder at the time of the meeting and be entitled to vote at the meeting and (b) require certain additional information from stockholders seeking to nominate persons for election to the Board of Directors or to present other business for consideration at a meeting of stockholders and updates to such information if necessary.

Stockholders may directly nominate a person for director only by complying with the procedure set forth in our Bylaws, which in summary requires that the stockholder submit the name of the nominee in writing to our corporation secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. Nominations may be mailed or delivered to the Corporate Secretary, Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden. As described in more detail in our Bylaws, nominations must include, among other things, the full name of the nominee, complete biographical information of the nominee including a description of business experience for at least the previous five years, a description of the nominee’s qualifications for director, and a representation that the nominating stockholder is a beneficial owner or record holder of shares of our stock. Any such submission must be accompanied by the written consent of the nominee to be named as a nominee and to serve as a director if elected. To date, the CNG Committee has not received any director nominations from our stockholders.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, and otherwise comply with the provisions of Rule 14a-19 and our Bylaws.

Meetings of the Board of Directors

The Board of Directors met 14 times during 2023. Each director attended at least 75% of the meetings of the aggregate of the Board of Directors and committee meetings on which they served during 2023.

Although we do not have a policy requiring their attendance, members of the Board of Directors are encouraged to attend the annual meeting of stockholders. One of the four members of the Board of Directors attended, in person or telephonically, the 2023 Annual Meeting of Stockholders.

Director Compensation

The following table lists the compensation paid to directors for their services as members of the Board of Directors for the fiscal year ended December 31, 2023. Payments are made in our local currency; accordingly, for purposes of this table, compensation has been converted to U.S. dollars at an approximate weighted average exchange rate of 10.6130 SEK to one U.S. dollar for 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Ulf Rosberg	15,808	—	—	15,808
Cecilia Edström	21,077	—	—	21,077
Per Löfgren	21,077	—	—	21,077
Peter Lindell	15,808	—	—	15,808

Directors do not receive per-meeting fees. The members of the Board of Directors are eligible for reimbursement for their expenses incurred in attending Board of Directors meetings.

As of December 31, 2023, none of the directors held any stock or option awards.

Communication with the Board of Directors

Stockholders, or anyone else wishing to contact the Board of Directors directly, may send a written communication to Corporation Secretary, Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden. Our corporation secretary will forward such correspondence only to the intended recipients, whether the entire Board of Directors or only an individual member of the Board of Directors. However, prior to forwarding any correspondence, our corporation secretary may review such correspondence and, at her discretion, may not forward certain items if deemed to be of a commercial nature or in bad faith.

Risk Oversight

Management continually monitors the material risks facing our company. The Board of Directors is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, technological, competitive, and operational risks. The Board of Directors periodically reviews and considers the relevant risks we face. The Board of Directors is supported by the Audit Committee, which is responsible for overseeing the management of our major financial risk exposures, including risks relating to accounting matters, financial reporting and internal controls.

Code of Ethics

The Board of Directors has adopted the Code of Business Conduct, which is applicable to our officers, directors, and employees. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to our chief executive officer and senior financial officers. The Code of Business Conduct, including the Code of Ethics, is available on our website at http://www.neonode.com/about-us/charters-and-policies/. If we amend or waive the Code of Business Conduct or Code of Ethics with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website. The information contained on our website is not part of and is not incorporated by reference into this this proxy statement.

Securities Hedging

The Company’s Policy Against Insider Trading and Securities Fraud prohibits officers, directors and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sales contracts.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KMJ Corbin and Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board of Directors is asking stockholders to ratify that selection. We do not expect a representative of KMJ Corbin and Company LLP to be present at the 2024 Annual Meeting.

Although ratification is not required by our Bylaws or otherwise, the Board of Directors considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of KMJ Corbin and Company LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee at its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest.

Required Vote and Recommendation

Ratification of the appointment of KMJ Corbin and Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote by the shares constituting a majority of the votes cast by the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting.

Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. We do not expect any broker non-votes on this matter as this is generally treated as a routine matter. Properly executed and unrevoked proxies will be voted FOR Proposal 2 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KMJ Corbin and Company LLP as Neonode’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists aggregate fees billed to us for the fiscal years ended December 31, 2023 and 2022 by KMJ Corbin and Company LLP, our independent registered public accounting firm.

	2023	2022
Audit Fees	$167,200	$175,450
Audit-Related Fees		—
Tax Fees		—
All Other Fees		—
Total Fees	$167,200	$175,450

Audit Fees represent aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, the review of the condensed consolidated financial statements included in our quarterly reports, and the review of registration statements including consents provided therewith and related matters.

Pre-Approval of Audit and Non-Audit Services

Pursuant to applicable law, and as set forth in the terms of its charter, the Audit Committee of the Board of Directors is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. Any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services. All of the fees earned by KMJ Corbin and Company LLP described above were attributable to services pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Neonode assists the Board of Directors in its oversight of Neonode’s accounting and financial reporting process and interacts directly with and evaluates the performance of Neonode’s independent registered public accounting firm.

Management is responsible for Neonode’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Neonode’s consolidated financial statements and assessment of Neonode’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Neonode for the fiscal year ended December 31, 2023 with management and KMJ Corbin and Company LLP. The Audit Committee also has discussed with KMJ Corbin and Company LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission. In addition, the Audit Committee has received the written disclosures and the letter from KMJ Corbin and Company LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding KMJ Corbin and Company LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KMJ Corbin and Company LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of Neonode be included in Neonode’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 28, 2024.

THE AUDIT COMMITTEE
Per Löfgren, Chairman
Peter Lindell
Ulf Rosberg

The foregoing Report of the Audit Committee is not soliciting material, shall not be deemed filed with SEC and shall not be incorporated by reference in any filing of
Neonode under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICERS COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on the compensation of the named executive officers, which for 2023 consisted of Urban Forssell and Fredrik Nihlén. The Board of Directors has determined that we will hold a nonbinding, advisory “say-on-pay” vote every year until the next required advisory vote on the frequency of such vote, which is occurring by means of Proposal 4 at this 2024 Annual Meeting of Stockholders.

Our compensation programs are designed to attract and retain key executives responsible for the success of our company and are administered in the long-term interests of our company and our stockholders. In deciding executive compensation, the Board of Directors and the CNG Committee seek to emphasize the enhancement of stockholder value and deliver a total compensation package in a cost-effective manner.

The Board of Directors believes that the compensation paid to the named executive officers for 2023 was reasonable and appropriate. Accordingly, stockholders are being asked to vote on the following resolution at the 2024 Annual Meeting:

“RESOLVED, that the stockholders of Neonode Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Neonode Inc.’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

Required Vote and Recommendation

Approval of the compensation of the named executive officers requires the affirmative vote by the shares constituting a majority of the votes cast by the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting. This vote is advisory and therefore is not binding. However, the Board of Directors and the CNG Committee will review the voting results and take them into account in making decisions regarding future compensation of the named executive officers.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted “FOR” Proposal 3 unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this proxy statement.

PROPOSAL 4 — ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS COMPENSATION

The Dodd-Frank Act also requires that we provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers, such as Proposal 3 included in this proxy statement. By voting with respect to this Proposal 4, which we refer to as the advisory vote on named executive officers compensation and is also known as the “say-on-frequency” vote, stockholders may indicate whether they would prefer that we conduct future advisory votes on named executive officers compensation once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors believes that an advisory vote on named executive officers compensation that occurs every year is the most appropriate alternative for our company, and therefore the Board of Directors recommends that stockholders vote for a one-year interval for the advisory vote on named executive officers compensation. In determining to recommend a vote for a frequency of every year, the Board of Directors considered that a one-year frequency has become the standard frequency for public companies and that an annual vote affords our stockholder greater opportunity to provide feedback to the management team of our company and the Board of Directors.

Required Vote and Recommendation

Holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting have the opportunity to choose among four options (every one year, two years, or three years, or abstaining) as to the frequency of the advisory vote on named executive officers compensation.

Because the vote is advisory, it is not binding on our company, the Board of Directors, or the Compensation Committee. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on named executive officers compensation. The Board of Directors may decide that it is in the best interests of our stockholders and our company to hold an advisory vote on named executive officers compensation more or less frequently than the frequency chosen by our stockholders.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. Properly executed and unrevoked proxies will be voted for “ONE-YEAR” unless contrary instructions are indicated in the proxy.

The Board of Directors recommends that you vote for the option of every one-year as the preferred frequency for the advisory vote on named executive officers compensation.

EXECUTIVE OFFICERS

Information about our current executive officers is as follows:

Name	Title	Since
Fredrik Nihlén	Interim President and Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	August 2021

Fredrik Nihlén, age 41, commenced employment as Chief Financial Officer, Treasurer and Secretary of our company on August 2, 2021. Mr. Nihlén previously served as Finance Director IFS Nordics at IFS Sverige AB (“IFS”) since November 2019. Prior to joining IFS, Mr. Nihlén held the position of Group Chief Financial Officer at Cinnober Financial Technology AB from September 2018 to October 2019. Before this Mr. Nihlén served as Head of Finance at DIBS Payment Services (“DIBS”) from 2016 to 2018 and Business Controller at DIBS from 2013 to 2016.

EXECUTIVE COMPENSATION

Summary Compensation Table (2023 and 2022)

The following table presents information regarding compensation earned by our former President and Chief Executive Officer and Interim President and Chief Executive Officer and Chief Financial Officer (the “named executive officers”) for the years ended December 31, 2023 and 2022. Our executives are compensated in Swedish Kronor (“SEK”); accordingly, for purposes of this table, compensation paid in SEK has been converted to U.S. dollars at an approximate weighted average exchange rate of 10.6130 SEK and 10.3921 SEK to one U.S. dollar for the years ended December 31, 2023 and 2022, respectively.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Award(3) ($)	All Other Compensation(4) ($)	Total ($)
Urban Forssell	2023	215,954	10,600	—	57,366	283,920
Former Chief Executive Officer(5)	2022	214,195	21,016	—	54,780	289,991
Fredrik Nihlén	2023	146,466	2,872	—	32,986	182,324
Interim President and Chief Executive Officer, Chief Financial Officer(6)	2022	143,825	5,681	—	31,272	180,778

____________

(1)      For Mr. Forssell, for 2023, this amount includes salary payments of SEK 2,250,000 (approximately US$212,004) and cash payments in lieu of vacation time of SEK 282,906 (approximately $26,657), and for 2022, this amount includes salary payments of SEK 2,184,000 (approximately US$210,159) and cash payments in lieu of vacation time of SEK 283,122 (approximately $27,244).

          For Mr. Nihlén, for 2023, this amount includes salary payments of SEK 1,524,000 (approximately US$143,597) and cash payments in lieu of vacation time of SEK 205,524 (approximately $19,365), and for 2022, this amount includes salary payments of SEK 1,476,000 (approximately US$142,031) and cash payments in lieu of vacation time of SEK 125,874 (approximately $12,112).

(2)      Mr. Forssell received a bonus of SEK 112,500 (approximately US$10,600) for 2023, which was paid in February 2024 and a bonus of SEK 218,400 (approximately US$21,016) for 2022, which was paid in February 2023.

          Mr. Nihlen received a bonus of SEK 30,480 (approximately US$2,872) for 2023, which was paid in February 2024 and a bonus of SEK 59,040 (approximately $5,681) for 2022, which was paid in February 2023.

(3)      Amounts reflect the full grant-date fair value of stock awards granted during 2022 computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of these stock awards in Note 9 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2022.

(4)      For Mr. Forssell, the amount for 2023 includes SEK 608,817 (approximately US$57,366) in matching contributions to the Swedish defined contribution plan, as well as healthcare insurance premiums, parking benefit and travel allowance. The amount for 2022 includes SEK 569,275 (approximately US$54,780) in matching contributions to the Swedish defined contribution plan, as well as healthcare insurance premiums, parking benefit and travel allowance.

          For Mr. Nihlén, the amount for 2023 includes SEK 350,080 (approximately US$32,986) in matching contributions to the Swedish defined contribution plan, healthcare insurance premiums and parking benefit. The amount for 2022 includes SEK 324,980 (approximately US$31,272) in matching contributions to the Swedish defined contribution plan, healthcare insurance premiums and parking benefit.

(5)      Dr. Forssell resigned from his position of President and Chief Executive Officer effective April 10, 2024.

(6)      Mr. Nihlén was appointed Interim President and Chief Executive Officer effective April 10, 2024.

Employment Agreements

Dr. Urban Forssell

We entered into an employment agreement with Mr. Forssell on October 20, 2019. Under the terms of his employment agreement, Mr. Forssell’s salary is subject to review and adjustment on an annual basis. Mr. Forssell is also entitled to receive a yearly bonus up to a maximum of 50% of his total yearly salary based on his performance as Chief Executive Officer and the financial performance of our company. He is also entitled to receive health care, pension, and other customary employee benefits in accordance with his employment agreement.

On April 10, 2024, the Company and Dr. Forssell entered into a Termination Agreement (the “Termination Agreement”), pursuant to which Dr. Forssell was discharged from his position as the Company’s President and Chief Executive Officer and will act as a Senior Advisor to the management team of Neonode Technologies AB, the Company’s subsidiary, and the Board of Directors until December 31, 2024. As the Senior Advisor, Dr. Forssell is entitled to, among others, (i) a monthly salary of SEK 194,000 (approximately US$17,838) and (ii) the same occupational pension contribution, insurance coverage, sick pay, and health care allowance benefits that were previously provided by the employment contract entered into between the Company and Dr. Forssell on January 1, 2020. Dr. Forssell is not entitled to any variable remuneration payment, award or compensation, whether up-front or deferred, under any variable remuneration scheme, except for the bonus payment of SEK 112,500 (approximately US$10,345) attributable to his performance during the year ended December 31, 2023 as granted by the Board of Directors.

Mr. Fredrik Nihlén

We entered into an employment agreement with Mr. Nihlén on March 30, 2021, which became effective on August 2, 2021. Under the terms of his employment agreement, Mr. Nihlén’s salary is subject to review and adjustment on an annual basis. He is also eligible to participate in our short- and long-term incentive program for key persons and our standard pension, healthcare, and benefits programs on the same terms as all other employees.

In connection with Mr. Nihlén’s appointment as the Company’s Interim President and Chief Executive Officer effective April 10, 2024, Mr. Nihlén is entitled to receive a monthly salary of SEK 140,000 (approximately US$13,254) for his role as the Company’s Chief Financial Officer and an additional monthly salary of SEK 35,000 (approximately US$3,314) for his role as the Interim President and Chief Executive Officer. Mr. Nihlén is not entitled to any additional compensation relating to his appointment as Interim President and Chief Executive Officer except as provided above.

Clawback Policy

The SEC adopted final rules in October 2022 to implement Section 954 of the Dodd-Frank Act, which mandates national securities exchanges and associations to establish listing standards requiring all listed companies to adopt and comply with compensation recovery (clawback) policies for incentive-based compensation received by current and former executive officers based on financial statements that are subsequently restated, and to disclose their clawback policies in accordance with SEC rules. On October 27, 2023, Nasdaq proposed its clawback listing standards that generally align with the SEC’s adopted clawback rules and require listed companies to file clawback-related disclosures in applicable SEC filings. In light of Nasdaq’s adoption of its clawback listing standards, we adopted our new Clawback Policy, which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that complies with the new SEC and Nasdaq listing standards, and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to issue restated consolidated financial statements with a qualifying accounting restatement.

Outstanding Equity Awards at Fiscal Year-End (2023)

There were no outstanding equity-based awards held at the end of the fiscal year ended December 31, 2023 by our named executive officers.

Pay Versus Performance Table and Discussion

The following table reports the compensation of our Principal Executive Officer (the “PEO”) and the average compensation of the other Named Executive Officers (the “Other NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(3)(4) ($)	Average Summary Compensation Table Total for Other NEOs(2) ($)	Average Compensation Actually Paid to Other NEOs(3)(4) ($)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(5) ($)	Net Income ($ in thousands)
2023	283,920	264,565	182,324	131,164	33.93	(10,123)
2022	289,991	208,962	180,778	126,541	81.48	(4,883)
2021	388,803	427,035	160,879	183,567	131.11	(6,450)

____________

(1)      The amounts reflect the Summary Compensation Table total compensation for Urban Forssell, our PEO for each of the years listed.

(2)      For 2023 and 2022, the amount reflects the Summary Compensation Table compensation total for Fredrik Nihlén, our Chief Financial Officer for 2022 and 2023. For 2021, the amount reflects the Summary Compensation Table average compensation total for Mr. Nihlén and for Maria Ek, our former Chief Financial Officer, who were the Other NEOs for 2021.

(3)      The amounts shown for Compensation Actually Paid to our PEO and Average Compensation Actually Paid to the Other NEOs have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by such persons. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 4 below.

(4)      Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and Other NEOs as set forth below. Amounts excluded, which are set forth in the Exclusion of Stock Awards columns in each of the PEO Compensation Actually Paid and the Other NEOs Compensation Actually Paid tables below in this footnote (4), are the aggregate of the amounts shown in the “Stock Awards” columns from the Summary Compensation Table. Amounts included, which are set forth in the Inclusion of Equity Award Adjustments column in each of such tables below in this footnote (4), are the aggregate of the following components:

(i)      Add the fair value as of the end of the year of all unvested stock awards granted in such year;

(ii)     Add the change in fair value (if positive, or subtract if negative) as of the end of the covered year (from the end of the prior year) of stock awards granted in any prior year that remained outstanding and unvested at the end of the current year; and

(iii)    Add the change in fair value (if positive, or subtract if negative) as of the vesting date (from the end of the prior year) of stock awards granted in any prior year that vested during the covered year.

          Equity values are calculated in accordance with FASB ASC Topic 718. The following types of equity award adjustments were not applicable to Company equity awards, as such events did not occur: (i) adjustments for awards that are granted and vest in the same covered year, (ii) adjustments for awards granted in prior years that were forfeited or failed to meet the applicable vesting conditions during the covered year, and (iii) adjustments for the dollar value of any dividends or other earnings paid on equity awards in the covered year prior to the vesting date that are not otherwise included in the total compensation for the covered year.

PEO Compensation Actually Paid

Year	Summary Compensation Table Total for PEO ($)	Exclusion Of Stock Awards ($)	Inclusion Of Stock Award Adjustments ($)(a)	Compensation Actually Paid To PEO ($)
2023	283,920	—	(19,355)	264,565
2022	289,991	—	(81,029)	208,962
2021	388,803	53,349	91,580	427,034

____________

(a)      The components of the amounts shown in this column for our PEO are set forth in the table below:

Year	Fair Value of Awards Granted in Applicable Year, at Year End ($)	Change in Value* of Prior Years’ Awards Unvested in Applicable Year (at Year-End) ($)	Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date ($)	Total Stock Award Adjustments ($)
2023	—	—	(19,355)	(19,355)
2022	—	(20,519)	(60,510)	(81,029)
2021	54,206	(37,374)	—	91,580

____________

*        The change in value for each award is measured from the value at the end of the prior year.

Other NEOs Compensation Actually Paid

Year	Average Summary Compensation Table Total for Other NEOs ($)	Exclusion Of Stock Awards ($)	Inclusion Of Stock Award Adjustments ($)(a)	Compensation Actually Paid To Other NEOs ($)
2023	182,324	—	(51,160)	131,164
2022	180,778	—	(54,237)	126,541
2021	160,879	48,953	71,641	183,567

____________

(a)      The components of the amounts shown in this column for our Non-PEO NEOs are set forth in the table below:

Year	Fair Value of Awards Granted in Applicable Year, at Year End ($)	Change in Value* of Prior Years’ Awards Unvested in Applicable Year (at Year-End) ($)	Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date ($)	Total Stock Award Adjustments ($)
2023	—	—	(51,160)	(51,160)
2022	—	(54,237)	—	(54,237)
2021	71,641	—	—	71,641

____________

*        The change in value for each award is measured from the value at the end of the prior year.

(5)      This column shows Total Shareholder Return (“TSR”) on a cumulative basis for each year of the three-year period from 2021 through 2023. Dollar values assume $100 was invested for the cumulative period from December 31, 2020 through December 31, 2023 in the Company. Historical performance is not necessarily indicative of future stock performance.

Pay for Performance Relationship

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Company TSR

The graph below shows the relationship between (1) compensation actually paid to our PEO and the average of the compensation actually paid to our other NEOs and (2) our cumulative TSR, over the two fiscal years ended December 31, 2023.

Compensation Actually Paid and Net Loss

The graph below shows the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs and net loss attributable to the Company over the two fiscal years ended December 31, 2023, as reported in the Company consolidated financial statements.

Potential Payments Upon Termination or Change of Control

Payments Upon Termination

Under the terms of Mr. Forssell’s employment agreement, Mr. Forssell may terminate his employment with us upon six months’ notice and we may terminate his employment with us upon 12 months’ notice.

Under the terms of Mr. Nihlén’s employment agreement, Mr. Nihlén’s employment with us may be terminated by either party upon six months’ notice.

Mr. Forssell and Mr. Nihlén are not contractually entitled to any severance or other additional benefits upon termination of their employment.

Severance and Other Benefits Upon Change of Control

Mr. Forssell and Mr. Nihlén are not contractually entitled to any severance or other additional benefits upon termination of their employment in connection with the change in control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors has adopted a written policy that addresses related person transactions requiring disclosure under Item 404 of Regulation S-K as promulgated by the SEC. A related person includes a director, a director nominee, an executive officer, a stockholder beneficially owning a more than five percent voting interest in our company, or an immediate family member of any of the foregoing. Under the policy, any transaction in which a related person has a direct or indirect material interest must be approved by disinterested members of the Board of Directors where the amount exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

In determining whether to approve or ratify a related person transaction, the Board of Directors will take into account, whether (i) the terms are fair to us and on the same basis generally available to an unrelated person, (ii) there are business reasons for us to enter into the transaction, (iii) it would impair independence of an outside director, and (iv) it would present an improper conflict of interest, taking into account factors that the Board of Directors deems relevant.

Since January 1, 2022, there have been no related person transactions, and there are no such transactions currently proposed that are within the scope of Items 404(a) and 404(d) of Regulation S-K as promulgated by the SEC. Neonode does not have a parent company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Table

The following table presents certain information regarding the beneficial ownership of shares of our common stock by: (i) each director; (ii) each of the named executive officers, as identified under “Summary Compensation Table” in the Executive Compensation section above; (iii) all of our current directors and executive officers as a group; and (iv) principal stockholders known by us to be beneficial owners of more than five percent of common stock.

Percentage ownership is based on 15,359,481 shares of our common stock as of April 22, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants held by that person that are exercisable at the present time or within 60 days of April 22, 2024 are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Class
Directors and Named Executive Officers
Ulf Rosberg(1)	1,854,068	12.07%
Peter Lindell(2)	1,799,032	11.71%
Per Löfgren	1,500	*
Cecilia Edström	4,000	*
Urban Forssell(3)	123,922	*
Fredrik Nihlén	16,190	*
All Current Directors and Executive Officers as a Group (5 persons)	3,674,790	23.93%

Principal Stockholders
Forsakringsaktiebolaget Avanza Pension Box 13129 Stockholm, Sweden 10303	1,267,016	8.25%

____________

*        Less than 1%

(1)      Held by UMR Invest AB, an entity beneficially owned by Mr. Rosberg.

(2)      The number of shares beneficially owned by Mr. Lindell includes 1,779,032 shares held by Cidro Forvaltning AB, an entity beneficially owned by Mr. Lindell, and 20,000 shares held in a capital insurance account, over which Mr. Lindell has dispositive (but not voting) power.

(3)      Dr. Forssell is a named executive officers, as identified under “Summary Compensation Table” in the Executive Compensation section above. He resigned from his position of President and Chief Executive Officer effective April 10, 2024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information regarding securities authorized for issuance under equity compensation plans as of December 31, 2023:

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by securityholders(2)	—	$—	691,399
Equity compensation plans not approved by securityholders	—	—	—
Total	—	$—	691,399

____________

(1)      Refer to Note 8. Stock-Based Compensation in the Notes to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for additional information about our equity compensation plans and arrangements.

(2)      Includes the 2006 Equity Incentive Plan, the 2015 Stock Incentive Plan and the 2020 Stock Incentive Plan. Both the 2006 Equity Incentive Plan and 2015 Stock Incentive Plan have expired with respect to future issuances.

ADDITIONAL INFORMATION

Annual Report

On February 28, 2024, we filed with the SEC our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. A copy of our annual report is being made available to all stockholders along with this proxy statement. The Notice and Access card provided to stockholders contains instructions on how to access this proxy statement and our annual report. The Notice and Access card also contains instructions as to how to obtain a paper or e-mail copy of the proxy materials.

Our filings with the SEC (including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, beneficial ownership reports, and other reports) are accessible on our website at http://www.neonode.com/investor-relations/sec-filings/. The information contained on our website is not part of and is not incorporated by reference into this proxy statement. These filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Requests should be directed to our corporation secretary at our principal executive office at Karlavägen 100, 115 26 Stockholm, Sweden.

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to expectations, and future performance or future events. These statements are based on current assumptions, expectations and information available to our management and involve a number of known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements.

These risks, uncertainties, and factors are discussed under “Risk Factors” and elsewhere in our public filings with the SEC from time to time, including our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are advised to carefully consider these various risks, uncertainties and other factors. Although our management believes that the forward-looking statements contained in this proxy statement are reasonable, it can give no assurance that its expectations will be fulfilled. Forward-looking statements are made as of today’s date, and we undertake no duty to update or revise them.

Stockholder Proposals

From time to time, stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders. To be included in the proxy statement for the 2025 Annual Meeting of Stockholders, proposals must be received by us no later than December 27, 2024 and otherwise must comply with SEC rules governing inclusion of such proposals. Any proposal received after December 27, 2024 will be untimely, in accordance with SEC rules and regulations.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in our Bylaws, which in summary requires notice in writing to our corporation secretary be delivered or mailed to, and received at, our principal executive office not less than 60 days nor more than 90 days prior to the first anniversary of the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. Each such stockholder notice shall include: (1) the name and address, as they appear on our books, of the stockholder proposing such business; (2) the class and number of shares of our common stock which are beneficially owned by the stockholder; and (3) a representation whether such stockholder intends or is part of a group that intends (a) to deliver a proxy statement and/or form of proxy to stockholders holders of at least the percentage of the Company’s outstanding stock required to approve or adopt the proposal or (b) otherwise to solicit proxies from stockholders in support of such proposal. Each matter the stockholder proposes to bring before the annual meeting shall include, among other items: (1) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting; (2) any material interest of the stockholder in such business; and (3) the text of the proposal or business. Stockholder proposals may be mailed or delivered to the Corporate Secretary, Neonode Inc., Karlavägen 100, 115 26 Stockholm, Sweden. For information regarding nominating candidates for election as directors, refer to description under “Committees of the Board of Directors” in the “Board Matters and Corporate Governance” section above.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2025, and otherwise comply with the requirements of Rule 14a-19 and our Bylaws.

Householding

Under rules adopted by the SEC, we are permitted to deliver a single set of proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instruction.

If you share the same last name and address with another of our stockholders who also holds his or her shares directly, and you each wish to start householding for our annual reports and proxy statements, please contact our corporation secretary at our principal executive offices at Karlavägen 100, 115 26 Stockholm, Sweden, or by calling us at 46 (0) 70 29 58 519.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

In addition, some broker and bank record holders who hold shares of our common stock for beneficial owner street name holders may be participating in the practice of householding proxy statements and annual reports. If your household receives a single set of proxy materials for this year, but you prefer to receive your own copy, contact us as stated above, and we will promptly send you a copy. If a broker or bank holds shares of our common stock for your benefit and you share the same last name and address with another stockholder for whom a broker or bank holds shares of our common stock, and together both of you prefer to receive only a single set of our disclosure documents, contact your broker or bank as described in the voter instruction card or other information you received from your broker or bank.

Directions to Annual Meeting Location

All of our stockholders of record as of the close of business on April 22, 2024 may attend the 2024 Annual Meeting. “Street name” holders also are invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or bank.

If you do attend the 2024 Annual Meeting at our office in Stockholm, most people will find it easiest to take the train or a taxi from the Stockholm Arlanda Airport. The train (the Arlanda express) takes approximately twenty minutes to the central station, and from there take a taxi to our office. If you would instead like to take the subway, the nearest station is Karlaplan. The address of our office where the 2024 Annual Meeting will be held is Karlavägen 100.

Other Matters

The Board of Directors knows of no matters to be presented for stockholder action at the 2024 Annual Meeting other than as set forth in this proxy statement. However, other matters may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof. In the event that other matters properly come before the 2024 Annual Meeting, the proxy holder(s) will vote as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holder(s).

ANNUAL MEETING OF STOCKHOLDERS OF NEONODE INC. June 11, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement, proxy card, and Form 10-K are available at http://www.astproxyportal.com/ast/22427 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 10130304000000000000 8 061124 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AS CLASS I DIRECTOR, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND FOR “1 YEAR” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Nominee for Class I Director. NOMINEE: FOR THE NOMINEE Cecilia Edström WITHHOLD AUTHORITY FOR THE NOMINEE 2. To ratify the selection of KMJ Corbin and Company as the independent registered public accounting firm of Neonode for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN 3. To approve, on an advisory basis, the compensation of Neonode’s named executive officers. FOR AGAINST ABSTAIN 4. To approve, on an advisory basis, the frequency of the advisory vote on the compensation of Neonode’s named executive officers. 1 YEAR 2 YEARS 3 YEARS ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the election of Cecilia Edström as Class I director, “FOR” Proposal 2, “FOR” Proposal 3 and for “1 YEAR” on Proposal 4, and on any other business as may properly come before the meeting or any adjournment or postponement thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 NEONODE INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned acknowledges receipt of the Notice of Meeting dated April 26, 2024 and related proxy statement furnished by the Board of Directors of Neonode Inc. (“Neonode” or the “Company”), and revoking all prior proxies, hereby appoints Fredrik Nihlen, as proxy, with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of Neonode Inc. held of record by the undersigned as of April 22, 2024, at the Annual Meeting of Stockholders to be held at the Company’s offices at Karlavägen 100, 115 26 Stockholm, Sweden, on June 11, 2024, or any adjournment or postponement thereof, and in his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on the reverse side) 1.1 14475